                                  EXHIBIT 16

                 SCHEDULE SHOWING COMPUTATION OF PERFORMANCE

                               THE COVENTRY GROUP
                                   EXHIBIT 16
                           TOTAL RETURN CALCULATIONS
                               MONEY MARKET FUNDS
                   BRENTON U.S. GOVERNMENT MONEY MARKET FUND

AVERAGE ANNUAL TOTAL RETURN
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:        ( 08/09/94 TO 03/31/97 ):
                         ( 1,131.6 /1000 (1/(   966 /365))-1) =  4.78%
  ONE YEAR:              ( 03/31/96 TO 03/31/97 ):
                         ( 1,046.7 /1000 (1/(   365 /365))-1) =  4.67%
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                               THE COVENTRY GROUP
                                   EXHIBIT 16
                                  TOTAL RETURN
                              NO LOAD CALCULATIONS
                           BRENTON VALUE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:        ( 08/09/94 TO 03/31/97 ):
                         ( 1,618.4 /1000 (1/(   965 /365))-1) =  19.97%
  ONE YEAR:              ( 03/31/96 TO 03/31/97 ):
                         ( 1,174.4 /1000 (1/(   365 /365))-1) =  17.44%
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                               THE COVENTRY GROUP
                                   EXHIBIT 16
                                  TOTAL RETURN
                              NO LOAD CALCULATIONS
              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:        ( 08/09/94 TO 03/31/97 ):
                         ( 1,150.6 /1000 (1/(   965 /365))-1) =  5.45%
  ONE YEAR:              ( 03/31/96 TO 03/31/97 ):
                         ( 1,035.1 /1000 (1/(   365 /365))-1) =  3.51%


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                               THE COVENTRY GROUP
                                   EXHIBIT 16
                                  TOTAL RETURN
                               LOAD CALCULATIONS
                           BRENTON VALUE EQUITY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  4.50%
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:        ( 08/09/94 TO 03/31/97 ):
                         ( 1,545.7 /1000 (1/(   965 /365))-1) =  17.91%
  ONE YEAR:              ( 03/31/96 TO 03/31/97 ):
                         ( 1,121.6 /1000 (1/(   365 /365))-1) =  12.16%
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                               THE COVENTRY GROUP
                                   EXHIBIT 16
                                  TOTAL RETURN
                               LOAD CALCULATIONS
              BRENTON INTERMEDIATE U.S. GOVERNMENT SECURITIES FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  3.50%
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:        ( 08/09/94 TO 03/31/97 ):
                         ( 1,110.6 /1000 (1/(   965 /365))-1) =  4.05%
  ONE YEAR:              ( 03/31/96 TO 03/31/97 ):
                         ( 998.7 /1000 (1/(   365 /365))-1) =    0.13%

                               THE COVENTRY GROUP
                                   EXHIBIT 16
                                  TOTAL RETURN
                              NO LOAD CALCULATIONS
                                  SHELBY FUND

AVERAGE ANNUAL TOTAL RETURN
WITH SALES LOAD OF:  0.00%
---------------------------

T = (ERV/P) 1/N - 1

WHERE:           T =     TOTAL RETURN

                 ERV =   ENDING REDEEMABLE VALUE AT THE END
                         OF THE PERIOD OF A HYPOTHETICAL
                         $1,000 INVESTMENT MADE AT THE
                         BEGINNING OF THE PERIOD.

                 P =     A HYPOTHETICAL INITIAL PAYMENT OF $1,000.

                 N =     NUMBER OF YEARS

EXAMPLE:

 SINCE INCEPTION:         ( 01/01/81 TO 03/31/97 ):
                          ( 8,961.5 /1000 (1/(   5934 /365))-1) =  14.44%
  ONE YEAR:               ( 03/31/96 TO 03/31/97 ):
                          ( 972.0 /1000 (1/(   365 /365))-1) =      2.80%
  THREE YEAR:             ( 03/31/94 TO 03/31/97 ):
                          ( 1,339.3 /1000 (1/(   1095 /365))-1) =  10.23%
  FIVE YEAR:              ( 03/31/92 TO 03/31/97 ):
                          ( 1,880.1 /1000 (1/(   1825 /365))-1) =  13.46%
  TEN YEAR:               ( 03/31/87 TO 03/31/97 ):
                          ( 3,733.9 /1000 (1/(   3650 /365))-1) =  14.08%